UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 25, 2005
Date of Report (Date of Earliest Event Reported):

ABAXIS, Inc.
(Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer) Identification No.)

3240 Whipple Road
Union City, CA 94587
(Address of principal executive offices, including zip code)

(510) 675-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm.

(i) On August 25, 2005, Abaxis, Inc. (“Company”) dismissed Deloitte & Touche LLP as its independent registered public accounting firm.

(ii) The report of Deloitte & Touche LLP on the Company’s financial statements for the fiscal years ended March 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with its audit of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2005, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, Deloitte & Touche LLP expressed an adverse opinion in its report dated June 13, 2005 on the effectiveness of the Company’s internal control over financial reporting due to a material weakness in the Company’s controls relating to the determination and reporting of the provision for income taxes.

(iii) The Company’s Audit Committee recommended and approved the decision to change independent registered public accounting firms.

(iv) In connection with the audits of the Company’s financial statements for each of the two most recently completed fiscal years and through August 25, 2005, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report.  There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that on June 13, 2005, Deloitte & Touche LLP advised the Company’s Audit Committee of a material weakness in internal control over financial reporting related to provision for income taxes as described above in (ii) and as disclosed in the Company’s Form 10-K for the fiscal year ended March 31, 2005.

(v) The Company has given permission to Deloitte & Touche LLP to respond fully to the inquiries of the successor auditor, including concerning the subject matter of this reportable event.

(vi) The Company has requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements.  A copy of such letter, dated August 29, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm.

(vii) As of August 25, 2005, the Company engaged Burr, Pilger & Mayer LLP as its independent registered public accounting firm to audit the Company’s financial statements and internal control over financial reporting for the fiscal year ending March 31, 2006.

(viii) During the two most recent fiscal years and through August 25, 2005, the Company has not consulted with Burr, Pilger & Mayer LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated August 29, 2005, regarding change in certifying accountant.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2005

Abaxis, Inc.

	By:	/s/ Alberto Santa Ines

Alberto Santa Ines
Vice President, Finance and
Chief Financial Officer

Abaxis, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated August 29, 2005, regarding change in certifying accountant.